UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  September 29, 2016

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 29, 2016, the Company held its 2016 Annual Meeting and the following are the final voting tallies for the Annual Meeting:

Proposal #1 – Election of Directors

The election of the Nominees to the Company’s Board to serve until the Company’s 2017 Annual Meeting of Shareholders or until successors are duly elected and qualified:

		Voted For	Withheld
	Leigh Freeman	10,122,609	228,376
	Steven Osterberg	10,120,138	230,847
	Giulio Bonifacio	10,153,477	197,508
	Paul Dircksen	10,116,291	234,694
	Robert Martinez	10,120,005	230,980
	Paul Zink	10,159,289	191,696

Proposal #2 To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2016 fiscal year	For	Against	Abstain
	14,387,549	56,761	45,380

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on August 15, 2016.  All nominees for director were elected.  The Company’s appointment of DeCoria, Maichel & Teague P.S. to serve as the Company’s independent registered public accounting firm for the 2016 fiscal year was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: September 29, 2016	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer